Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]   Preliminary proxy statement
[x]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             FULTON BANCORP, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                             FULTON BANCORP, INC.
------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
                             N/A
------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------

(3) Filing party:
                             N/A
------------------------------------------------------------------------------

(4) Date filed:
                             N/A
------------------------------------------------------------------------------

                        September 18, 1998






Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Fulton Bancorp, Inc. to be held at the Company's main office at 410 Market Street, Fulton, Missouri, on Tuesday, October 20, 1998, at 10:00 a.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Moore, Horton & Carlson, P.C., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                              Sincerely,



                              /s/Kermit D. Gohring
                              Kermit D. Gohring
                              President and Chief Executive Officer

                       FULTON BANCORP, INC.
                         410 Market Street
                      Fulton, Missouri 65251
                          (573) 642-6618
-----------------------------------------------------------------------------

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held On October 20, 1998
-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fulton Bancorp, Inc. ("Company") will be held at the Company's main office at 410 Market Street, Fulton, Missouri, on Tuesday, October 20, 1998, at 10:00 a.m., local time, for the following purposes:

           (1)  To elect two directors to serve for a term of three years; and

           (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

           NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on September 4, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                            BY ORDER OF THE BOARD OF DIRECTORS


                            /s/BONNIE K. SMITH
                            BONNIE K. SMITH
                            Secretary


Fulton, Missouri
September 18, 1998

-----------------------------------------------------------------------------
IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                          PROXY STATEMENT
                                OF
                       FULTON BANCORP, INC.
                         410 Market Street
                      Fulton, Missouri 65251
-----------------------------------------------------------------------------
                  ANNUAL MEETING OF SHAREHOLDERS
                         October 20, 1998
-----------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fulton Bancorp, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company. The Company is the holding company for Fulton Savings Bank, FSB ("Savings Bank"). The Annual Meeting will be held at the Company's main office at 410 Market Street, Fulton, Missouri on Tuesday, October 20, 1998, at 10:00 a.m., local time.
This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about September 18, 1998.

-----------------------------------------------------------------------------
                    VOTING AND PROXY PROCEDURE
-----------------------------------------------------------------------------

     Shareholders Entitled to Vote. Shareholders of record as of the close of business on September 4, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of September 4, 1998, the Company had 1,742,811 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The Company will count abstentions as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes also will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director.

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Savings Bank's ESOP. If a shareholder is a participant in the Fulton Savings Bank, FSB Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

-----------------------------------------------------------------------------
       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-----------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of September 4, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at September 4, 1998. The following table also sets forth, as of September 4, 1998, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company and by all executive officers and directors of the Company as a group.

                                      Number of Shares     Percent of Shares
Beneficial Owner                   Beneficially Owned (1)     Outstanding
----------------                   ----------------------     -----------

Beneficial Owners of More Than 5%
Fulton Savings Bank, FSB                 137,540                  7.9%
Employee Stock Ownership Plan Trust

Directors
Dennis J. Adrian                          24,088                  1.4
Billy M. Conner                           20,863(2)               1.2
Kermit D. Gohring**                       36,311(3)               2.1
Richard W. Gohring                        14,724(4)                 *
Clifford E. Hamilton, Jr.                 25,438(5)               1.5
Bonnie K. Smith                           22,789(6)               1.3
David W. West                             18,438                  1.1

All Executive Officers and               164,714                  9.5
 Directors as a Group
 (eight persons)
_______________
*      Less than 1% of shares outstanding.
**     Mr. Gohring is also Chief Executive Officer of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP and shares of restricted stock granted under the Company's Management Recognition and Development Plan, as to which the holders have voting power but not investment power, are included as follows: Mr. Adrian, 3,438 shares; Mr. Conner, 3,438 shares; Mr. Kermit D. Gohring, 16,311 shares; Mr. Richard W. Gohring, 6,523 shares; Mr. Hamilton, 3,438 shares; Mrs. Smith, 9,834 shares; Mr. West, 3,438 shares; all executive officers and directors as a group, 46,420 shares.
(2)    Includes 2,532 shares owned by Mr. Conner's spouse.
(3)    Includes 7,800 shares owned by Mr. Gohring's spouse

(4)    Includes 420 shares owned by Mr. Gohring's spouse
(5)    Includes 740 shares owned by Mr. Hamilton's spouse.
(6)    Includes 2,330 shares owned by Mrs. Smith's spouse.

-----------------------------------------------------------------------------
                  PROPOSAL I -- ELECTION OF DIRECTORS
-----------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees for election this year are Bonnie K. Smith and David W. West. The nominees are current members of the Boards of Directors of the Company and the Savings Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of Mrs. Smith and Mr. West.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                    Year First
                                      Elected         Term to
    Name                Age (1)     Director (2)      Expire
    ----                -------     ------------      ------

                          BOARD NOMINEES

Bonnie K. Smith           53           1985           2001(3)
David W. West             60           1995           2001(3)

                  DIRECTORS CONTINUING IN OFFICE

Billy M. Conner           68           1995           1999
Kermit D. Gohring         63           1967           1999
Clifford E. Hamilton, Jr. 55           1989           1999
Richard W. Gohring        43           1989           2000
Dennis J. Adrian          49           1995           2000
______________
(1)    As of June 30, 1998.
(2)    Includes prior service on the Board of Directors of the Savings Bank.
(3)    Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Dennis J. Adrian is the sole owner of Vandelicht Trucking, Inc., a local trucking company. He is also the President and majority owner of Mo-Con, Inc., a local concrete mixing and delivery firm with which he has been associated since 1968.

     Billy M. Conner is the co-owner and operator of BCGC, Inc., a local family farming operation.

     Kermit D. Gohring is the President, Chief Executive Officer and Chairman of the Board of the Company and the Savings Bank. He has been associated with the Savings Bank since 1964 and President since 1974.

     Richard W. Gohring is Executive Vice President and a Director of the Savings Bank and Vice-President of the Company. He has been associated with the Savings Bank since 1985.

     Clifford E. Hamilton, Jr. is a Circuit Judge in Columbia, Missouri and presently serves as a general jurisdiction judge in the Thirteenth Judicial Circuit of Missouri, which includes Fulton and Columbia. He currently serves as the Vice Chairman of the Board.

     Bonnie K. Smith is Senior Vice President, Secretary-Treasurer and a Director of the Savings Bank and Secretary-Treasurer of the Company. She has been associated with the Savings Bank since 1971.

     David W. West is the co-owner and operator of a local family farming operation.

-----------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-----------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 1998, the Board of Directors of the Company held nine meetings and the Board of Directors of the Savings Bank held 15 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     The Audit Committee, consisting of Directors Hamilton (Chairman), Conner and West, meets with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee met one time during the fiscal year ended June 30, 1998.

    The Salary Committee, consisting of Directors Kermit Gohring (Chairman), Conner and Hamilton is responsible for determining compensation for all employees. The Salary Committee met one time during the fiscal year ended June 30, 1998.

     The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

-----------------------------------------------------------------------------
                       DIRECTORS' COMPENSATION
-----------------------------------------------------------------------------

     Non-employee Directors of the Savings Bank receive a monthly retainer of $1,100. Employee Directors receive a fee of $550 per month. No separate fees are paid for service on the Board of Directors of the Company.

     During the year ended June 30, 1998, each non-employee director received options to acquire 8,596 shares of the Company's Common Stock under the Company's 1997 Stock Option Plan. The stock options vest ratably over a five-year period. Each non-employee director also received 3,438 shares of restricted stock under the Company's Management Recognition and Development Plan. The restricted stock grants vest ratably over a five-year period.

-----------------------------------------------------------------------------
                              EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer of the Company. No other executive officer of the Company or the Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 1998.

                                                Long-Term Compensation
                                                ----------------------
                        Annual Compensation            Awards
                   ---------------------------- ----------------------
                                                                        All
                                                  Re-                  Other
                                       Annual   stricted   Securities  Compen-
Name and                              Compensa-   Stock    Underlying  sation
Position     Year  Salary($) Bonus($) tion($)(2)  Award($)  Options(#)    ($)
--------     ----  --------- -------- ---------- --------- ----------- -------

Kermit D.
 Gohring     1998   $96,000  $    --   $6,000   $306,026(3)  34,385 $51,572(4)
 Chief
 Executive   1997    94,000    4,000    6,000         --         --  10,955
 Officer
 and         1996(1) 58,015   51,029    6,000         --         --   3,271
 President

--------------
(1) Information is for the year ended April 30, 1996. In November 1996, the Company changed its fiscal year end from April 30 to June 30.
(2) Consists of directors' fees. Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Represents the total value of the award of 13,754 shares of restricted Common Stock on October 23, 1997. Such awards will vest ratably over a five-year period. At June 30, 1998, the value of the unvested restricted stock award was $252,730. Dividends, if any, paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock becomes vested.
(4) Consists of $2,880 employer contribution to 401(k) Plan and $48,692 employer contribution to ESOP.

Employment Agreements

     The Company and the Savings Bank (collectively, the "Employers") have entered into a three-year employment agreement with Mr. Gohring. Mr. Gohring's base salary under the agreement currently is $96,000, which amount is paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Gohring is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payment from the Employers will equal 2.99 times Mr. Gohring's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at June 30, 1998, Mr. Gohring would be entitled to a severance payment of approximately $282,000. Section 280G of the Internal Revenue Code of 1986, as amended ("Code") states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Gohring's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Gohring voluntarily terminates employment, except in the event of a change in control.

     Options Grants in Last Fiscal Year. The following table sets forth information regarding stock option grants to the Company's Chief Executive Officer during the year ended June 30, 1998.

                                      Percent of
               Number of              Total Options
               Securities             Granted to
               Underlying             Employees in   Exercise     Expiration
Name           Options Granted(#)     Fiscal Year    Price ($)       Date
----           ------------------     -----------    ---------    ----------

Kermit D.
 Gohring            34,385               25.0%        $19.75        11/12/07


     Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following information with respect to options exercised during the fiscal year ended June 30, 1998 and remaining unexercised at the end of the fiscal year is presented for the Company's President and Chief Executive Officer.

                                                         Value of Unexercised
                                   Number of Securities  In-the-Money Options
                                          Underlying           at Fiscal
                                      Unexercised Options     Year End($)
              Shares                  ------------------- -------------------
            Acquired on     Value      Exer-     Unexer-   Exer-     Unexer-
Name        Exercise (#)  Realized($)  cisable   cisable   cisable   disable
----        ------------  -----------  -------   -------   -------   -------

Kermit D.
 Gohring       --             --         --       34,385     --        --

-----------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-----------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received, as provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended June 30, 1998, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

-----------------------------------------------------------------------------
                           TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------

     As required by federal regulations, all loans or extensions by the Savings Bank of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (except for loans made pursuant to programs generally available to all employees) and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Savings Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

-----------------------------------------------------------------------------
                                    AUDITORS
-----------------------------------------------------------------------------

     The Board of Directors has appointed Moore, Horton & Carlson, P.C., independent public accountants, to serve as the Company's auditors for the fiscal year ending June 30, 1999. A representative of Moore, Horton & Carlson, PC is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

-----------------------------------------------------------------------------
                                 OTHER MATTERS
-----------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-----------------------------------------------------------------------------
                                 MISCELLANEOUS
-----------------------------------------------------------------------------


     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 1998 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on September 4, 1998. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of September 4, 1998 upon written request to Bonnie K. Smith, Corporate Secretary, Fulton Bancorp, Inc., 410 Market Street, Fulton, Missouri 65251.

-----------------------------------------------------------------------------
                         SHAREHOLDER PROPOSALS
-----------------------------------------------------------------------------

     Proposals of shareholders intended to be presented at the Company's annual meeting expected to be held in October 1999 must be received by the Company no later than May 21, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. Based on the date of the 1998 Annual Meeting, the Company anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 1999 Annual Meeting must be made by September 20, 1999. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/BONNIE K. SMITH
                                 BONNIE K. SMITH
                                 Secretary

Fulton, Missouri
September 18, 1998

                          REVOCABLE PROXY
                       FULTON BANCORP, INC.

                  ANNUAL MEETING OF SHAREHOLDERS
                         October 20, 1998

     The undersigned hereby appoints Kermit D. Gohring, Clifford E. Hamilton, Jr. and Billy M. Conner of the Board of Directors of Fulton Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Company's main office at 410 Market Street, Fulton, Missouri, on Tuesday, October 20, 1998, at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                     VOTE
                                                         FOR       WITHHELD
1.     The election as directors of the nominees         [ ]         [ ]
       listed below (except as marked to the
       contrary below).

       Bonnie K. Smith
       David W. West


       INSTRUCTIONS:  To withhold your vote
       for any individual nominee, write the
       nominee's name on the line below.


       ---------------------------------------


2. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of the Fulton Savings Bank, FSB Employee Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated September 18, 1998 and the 1998 Annual Report to Shareholders.

Dated:                          , 1998
      --------------------------

-----------------------------        -----------------------------
PRINT NAME OF SHAREHOLDER            PRINT NAME OF SHAREHOLDER

-----------------------------        -----------------------------
SIGNATURE OF SHAREHOLDER             SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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